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                                                                       Exhibit T

                          THE GOLDMAN SACHS GROUP, INC.

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)


                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)
                            ------------------------


                                                                  August 1, 2000


Goldman, Sachs & Co.,
Banc of America Securities LLC,
Bear, Stearns & Co. Inc.,
Chase Securities Inc.,
Credit Suisse First Boston Corporation,
Deutsche Bank Securities Inc.,
Donaldson, Lufkin & Jenrette Securities Corporation,
A.G. Edwards & Sons, Inc.,
FleetBoston Robertson Stephens Inc.,
Edward D. Jones & Co., L.P.,
Lehman Brothers Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
J.P. Morgan Securities Inc.,
Morgan Stanley & Co. Incorporated,
PaineWebber Incorporated,
Prudential Securities Incorporated,
Salomon Smith Barney Inc.,
  As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:
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         Certain stockholders of The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), named in Schedule II hereto (the "Selling Stockholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 35,000,000 shares (the "Firm Shares") of common stock, par value $.01 per share ("Stock"), of the Company and, at the election of the Underwriters, up to 5,250,000 additional shares (the "Optional Shares") of Stock. The Estate of Bernice Pauahi Bishop is joining in and consenting to the sale of Stock by Kamehameha Activities Association, and for the purposes of Sections 1(b) and (2), the introductory paragraph to Section 7, and Sections 7(h), 7(i), 7(p), 10, 11, 12, 13 and 16 and the first paragraph following
Section 16 only, all references to a Selling Stockholder shall include Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, jointly as if they were one Selling Stockholder. Without limiting the generality of the foregoing, the Estate of Bernice Pauahi Bishop intends to and hereby agrees to sell, pursuant to Section 2 hereof, all of its interest, if any, in the 9,614,247 shares of Stock held of record by Kamehameha Activities Association to be sold pursuant to this Agreement. The Firm Shares and the Optional Shares which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

         It is understood and agreed to by all parties that the Selling Stockholders (including the Estate of Bernice Pauahi Bishop) are concurrently entering into an agreement (the "Asia/Pacific Underwriting Agreement") providing for the sale by the Selling Stockholders (including the Estate of Bernice Pauahi Bishop) of up to a total of 1,150,000 shares of Stock (the "Asia/Pacific Shares"), including the option to purchase additional shares thereunder, through arrangements with certain underwriters in the Asia/Pacific Region (the "Asia/Pacific Underwriters"), for whom Goldman Sachs (Asia) L.L.C., BOCI Asia Limited, China Development Industrial Bank Inc., China International Capital Corporation (Hong Kong) Limited, Daiwa Securities SB Capital Markets Hong Kong Limited, The Development Bank of Singapore Ltd, HSBC Investment Bank Asia Limited, Jardine Fleming Securities Limited, Kokusai Securities (Hong Kong) Limited, Kotak Mahindra (International) Limited, The Nikko Merchant Bank (Singapore) Limited, Nomura International (Hong Kong) Limited, Samsung Securities Co., Ltd. and Were Stockbroking Ltd are acting as lead managers, and an agreement (the "International Underwriting Agreement") providing for the sale by the Selling Stockholders (including the Estate of Bernice Pauahi Bishop) of up to a total of 4,600,000 shares of Stock (the "International Shares"), including the option to purchase additional shares thereunder, through arrangements with certain underwriters outside the United States and Canada and the Asia/Pacific Region (the "International Underwriters"), for whom Goldman Sachs International, ABN AMRO Rothschild, Bayerische Hypo- und Vereinsbank AG, BNP Paribas, Cazenove & Co., Commerzbank Aktiengesellschaft, Deutsche Bank AG London, ING Barings Limited, as agent for ING Bank N.V., London Branch, Kleinwort Benson Limited, MEDIOBANCA - Banca di Credito Finanziario S.p.A., Societe Generale and UBS AG, acting through its business group UBS Warburg, are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the


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respective closings under this Agreement, the Asia/Pacific Underwriting
Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder, the Asia/Pacific Underwriters and the International Underwriters are simultaneously entering into an Agreement among Underwriting Syndicates (the "Agreement among Syndicates") which provides, among other things, that Goldman, Sachs & Co. shall act as global coordinator for the offering of shares of Stock and for the transfer of shares of Stock among the three syndicates.

         Except as the context may otherwise require, the Asia/Pacific Underwriters and the International Underwriters are referred to herein collectively as the "Global Underwriters" and the Asia/Pacific Underwriting Agreement and the International Underwriting Agreement are referred to herein collectively as the "Global Underwriting Agreements".

         Three forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder (the "U.S. Prospectus"), one relating to the Asia/Pacific Shares and another relating to the International Shares. The other two forms of prospectus will be identical to the U.S. Prospectus except for the front cover page, the back cover page, the text under the caption "Underwriting" and for the addition of a section captioned "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock". Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement, the Asia/Pacific Underwriting Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include the U.S., the Asia/Pacific and the International versions thereof.

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                  (i) A registration statement on Form S-3 (File No. 333-40810) and an Amendment No. 1 thereto (the "Initial Registration Statement") in respect of the Shares have been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the


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         Initial Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement);

                  (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided,


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         however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (iii) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects, to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder expressly for use in the preparation of the answers therein to Item 7 of Form S-3;


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                  (v) Neither the Company nor any of its subsidiaries (the
         "Significant Subsidiaries") that are listed or that are required to be listed in Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended November 26, 1999 (the "1999 Annual Report") has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

                  (vi) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; the Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each corporate subsidiary of the Company that is a Significant Subsidiary (a "Corporate Significant Subsidiary"), each partnership subsidiary of the Company in which the Company or one of its subsidiaries is a general partner that is a Significant Subsidiary (a "Partnership Significant Subsidiary"), each unlimited liability company subsidiary of the Company that is a Significant Subsidiary (a "ULLC Significant


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         Subsidiary") and each limited liability company in which the Company or one of its subsidiaries is a managing member that is a Significant Subsidiary (an "LLC Significant Subsidiary") has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership, unlimited liability company or limited liability company, as the case may be, in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be, with the power (corporate, partnership, unlimited liability company or limited liability company, as the case may be) and authority to own its properties and conduct its business as described in the Prospectus;

                  (viii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company, including the Shares, have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Prospectus; all of the issued shares of capital stock of each Corporate Significant Subsidiary, all of the issued shares of each ULLC Significant Subsidiary and all of the membership interests in each LLC Significant Subsidiary have been duly and validly authorized and issued, are fully paid and, in the case of any Corporate Significant Subsidiaries and LLC Significant Subsidiaries, are non-assessable and (except for (A) directors' qualifying shares and (B) 50% of the interests in Goldman Sachs Holdings L.L.C.) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims; and all of the partnership interests in each Partnership Significant Subsidiary have been duly and validly created and (except for interests in Goldman Sachs Mitsui Marine Derivative Products, L.P.) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                  (ix) The compliance by the Company with all of the provisions of this Agreement and the Global Underwriting Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or the organizational documents of any of its Significant Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained or made by the Company for the sale of the


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         Shares or the consummation by the Company of the transactions contemplated by this Agreement and the Global Underwriting Agreements, except the registration under the Act of the Shares, and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Global Underwriters;

                  (x) Neither the Company nor any of its Significant Subsidiaries is in violation of its organizational documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xi) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the securities described therein, in the Asia/Pacific and International versions of the Prospectus under the caption "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock" and in the Prospectus under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

                  (xii) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xiii) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (xiv) The Company and its Significant Subsidiaries possess all concessions, permits, licenses, consents, exceptions, franchises, authorizations, orders, registrations and qualifications issued by the appropriate Federal, state and foreign governments, governmental or regulatory authorities, self-regulatory organizations and all courts or other tribunals, and are members in good standing of each Federal, state or foreign exchange, board of trade, clearing house or


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         association and self-regulatory or similar organization necessary to conduct their respective businesses as described in the Prospectus, except as would not, individually or in the aggregate, have a material adverse effect on the prospects, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and

                  (xv) PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         (b) Each of the Selling Stockholders severally represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                  (i) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any other person is required for the execution and delivery of this Agreement, the Global Underwriting Agreements, the Power of Attorney and the Custody Agreement, in each case, referred to in clause (viii) below, the sale of the Shares to be sold by such Selling Stockholder or the consummation by such Selling Stockholder of the transactions contemplated by this Agreement, the Global Underwriting Agreements, the Power of Attorney or the Custody Agreement, except that (A) such Selling Stockholder may need to file an amendment to any report on
         Schedule 13D relating to the Company previously filed by such Selling Stockholder, (B) such Selling Stockholder will need a waiver of the transfer restrictions under the Shareholders' Agreement, dated as of May 7, 1999 (the "Shareholders' Agreement"), among the Company and the Covered Persons listed therein, the Owner Agreements, dated as of July 11, 1999, and the Owner Agreements, dated as of September 24, 1999 (collectively, the "Hull Owner Agreements"), between the Company and certain former owners of Hull and Associates, L.L.C. and M. Blair Hull, Inc. and/or the Plan of Incorporation of The Goldman Sachs Group, L.P., ("Group L.P.") approved by the Schedule II Limited Partners thereto on March 8, 1999 (the "Plan of Incorporation"), which waiver will be in full force and effect at each Time of Delivery (as defined in Section 4 hereof) and (C) such Selling Stockholder may be obligated to apply the proceeds of the sale of the Shares to repay certain indebtedness of such Selling Stockholder, which payment, if required, will be made at the applicable Time of Delivery, and except the registration under the Act of such Shares, which has been made, and such as may be required under state securities or Blue Sky laws, which consents, approvals, authorizations, orders and filings are the only consents, approvals, authorizations, orders and filings necessary for the execution and delivery by such Selling Stockholder of this Agreement, the Global Underwriting Agreements, the Power of Attorney and the Custody Agreement and for the sale and delivery of the Shares to


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         be sold by such Selling Stockholder hereunder and under the Global
         Underwriting Agreements, and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Global Underwriting Agreements, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and under the Global Underwriting Agreements;

                  (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder and under the Global Underwriting Agreements and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Global Underwriting Agreements, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, except that (A) such Selling Stockholder will need a waiver of the transfer restrictions under the Shareholders' Agreement, the Hull Owner Agreements or the Plan of Incorporation, which waiver will be in full force and effect at each Time of Delivery; nor will such action result in any violation of the provisions of the certificate of incorporation, by-laws or other organizational or constituent documents of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder and (B) such Selling Stockholder may be obligated to apply the proceeds of the sale of the Shares to repay certain indebtedness of such Selling Stockholder, which payment, if required, will be made at the applicable Time of Delivery;

                  (iii) Such Selling Stockholder has, and immediately prior to the Time of Delivery such Selling Stockholder will have, good and valid title to the Shares to be sold by such Selling Stockholder hereunder and under the Global Underwriting Agreements, free and clear of all liens, encumbrances, equities or claims, except that (A) such Selling Shareholder will need a waiver of the transfer restrictions under the Shareholders' Agreement, the Hull Owner Agreements and/or the Plan of Incorporation, which waiver will be in full force and effect at each Time of Delivery; and, upon delivery of such Shares and payment therefor pursuant hereto and thereto, good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters or the Global Underwriters, as the case may be and (B) such Selling Stockholder may be obligated to apply the proceeds from the sale of the Shares to repay certain indebtedness of such Selling Stockholder, which payment, if required, will be made at the applicable Time of Delivery;


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                  (iv) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

                  (v) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Stockholder will deliver to you prior to or at the First Time of Delivery (as defined in Section 4 hereof) a properly completed and executed United States Treasury Department Form W- 8BEN, W-8IMY or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

                  (vi) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein, such Preliminary Prospectus and the Registration Statement did, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus, when they become effective or are filed with the Commission, as the case may be, will, conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (vii) The Shares to be sold by such Selling Stockholder hereunder have been placed in custody under a Custody Agreement, Domestic Custody Agreement, together with Instructions of an Authorized Person or Custody Agreement and Documented Approval, in each case, in the form heretofore furnished to you (the "Custody Agreement"), duly authorized (if applicable), executed and delivered by such Selling Stockholder to The Chase Manhattan Bank, as custodian (the "Custodian"), such Selling Stockholder has duly authorized (if applicable), executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Stockholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to (unless such Selling Stockholder is Sumitomo Bank Capital Markets, Inc. or Kamehameha Activities Association (jointly with the Estate of Bernice Pauahi Bishop)) determine the purchase price per share for purposes of Section 2(a) of this Agreement, to (unless such Selling Stockholder is Sumitomo Bank Capital Markets, Inc. or Kamehameha Activities Association (jointly with the Estate of Bernice Pauahi Bishop)) execute and deliver this Agreement and the Global Underwriting Agreements on behalf of such Selling Stockholder, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement, the Global Underwriting Agreements and the Custody Agreement; and Sumitomo Bank Capital Markets, Inc. and Kamehameha Activities Association (jointly with the Estate of Bernice Pauahi Bishop) have duly authorized, executed and delivered this Agreement and the Global Underwriting Agreements; and

                  (viii) The Shares held in custody for such Selling Stockholder under the Custody Agreement are subject to the interests of the Underwriters under this Agreement and the Global Underwriting Agreements; the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death, disability, incompetency or incapacity of any individual Selling Stockholder or, in the case of an estate or trust, by the death, disability, incompetency or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Stockholder or any such executor or trustee should die or become disabled, incompetent or incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, the Shares shall be delivered by or on behalf of the Selling Stockholders in accordance with the terms and conditions of this Agreement, the Global Underwriting Agreements and the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, disability, incompetency, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, disability, incompetency, incapacity, termination, dissolution or other event.

         2. Subject to the terms and conditions herein set forth, (a) each of the Selling Stockholders, severally and not jointly (except that Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop are acting jointly), agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Stockholders, at the purchase price per share of $97.00, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by each of the Selling Stockholders as set forth opposite their respective names in
Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in
Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from all of the Selling Stockholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Stockholders agree, as and to the extent indicated in
Schedule II hereto, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Selling Stockholders, as and to the extent indicated in
Schedule II hereto, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder. The Selling Stockholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 5,250,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the Optional Shares to be sold by each Selling Stockholder. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Selling Stockholders shall be delivered by or on behalf of the Selling Stockholders to Goldman, Sachs & Co., including, at the option of Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to Goldman, Sachs & Co. by the Custodian upon at least forty-eight hours' prior notice. Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop agree that Kamehameha Activities

Association will receive payment for the Shares to be sold jointly by them. The Selling Stockholders will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 or at the office of DTC or its designated custodian, as the case may be (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on August 7, 2000 or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Selling Stockholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(p) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, N.Y. 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at each Time of Delivery. A meeting will be held at the Closing Location at 2:30 p.m., New York City time, on the second New York Business Day next preceding each Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery (other than any amendment or supplement effected through the filing of a report under the Exchange Act) which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction; and to comply with all applicable securities and other laws, rules and regulations in each such jurisdiction;

         (c) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the

Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158 under the Act);

         (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to, directly or indirectly, offer, sell, contract to sell or otherwise dispose of, including, without limitation, through the entry into a cash-settled derivative instrument, any shares of Stock or any securities of the Company that are substantially similar to Stock, including but not limited to any securities that are convertible into or exercisable or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, without the prior written consent of Goldman, Sachs & Co.; provided, however, that the Company may (i) offer and sell Stock and such other substantially similar securities for the account of stockholders, and (ii) offer, sell, contract to sell and otherwise dispose of Stock and such other substantially similar securities (A) pursuant to employee benefit plans and employment contracts and agreements, (B) upon conversion or exchange of convertible or exchangeable securities and (C) in connection with a merger, consolidation, share exchange or other business combination or the acquisition of a business or other assets (tangible or intangible);

         (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders generally, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); and

         (h) If the Company elects to rely upon Rule 462(b) under the Act, to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and at the time of filing to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         6. The Company and each of the Selling Stockholders, jointly and severally, covenant and agree with one another and with the several Underwriters that (a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Global Underwriting Agreements, the Agreement among Syndicates, the Selling Agreements, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof; (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange; (v) the filing fees incident to, and the fees and disbursements of counsel in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;
(vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the fees and expenses of the Attorneys-in-Fact and Custodian and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; and (b) such Selling Stockholder will pay or cause to be paid (i) any fees and expenses of counsel for such Selling Stockholder and (ii) all transfer taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder. In connection with clause (b)(ii) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and the Selling Stockholder agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Stockholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement, and that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         7. The respective obligations of the several Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in the discretion of the Underwriters, to the condition that all representations and warranties and other statements of the Company and of the Selling Stockholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Stockholders shall have performed all of its and their obligations hereunder theretofore to be performed and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

         (b) Cleary, Gottlieb, Steen & Hamilton, counsel for the Underwriters, shall have furnished to you such written opinions and letter (a draft of such opinion and letter is attached as Annex II(a) hereto), dated such Time of Delivery, to the effect that the matters set forth in the Asia/Pacific and International versions of the Prospectus under the caption "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock", insofar as they purport to describe the provisions of the laws referred to therein, are accurate, complete and fair and with respect to the matters set forth in paragraphs (i), (ii), (v), (viii) and (ix) of subsection (d) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

         (c) Sullivan & Cromwell, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware;

                  (ii) All of the outstanding shares of Stock, including the Shares, have been duly authorized and validly issued and are fully paid and nonassessable;

                  (iii) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware for the sale of the Shares by the Selling Stockholders to the Underwriters have been obtained or made;

                  (iv) The performance by the Company of its obligations under the Underwriting Agreement and the Global Underwriting Agreements will not (a) violate the Certificate of Incorporation or By-laws of the Company, (b) result in a default under or breach of the agreements listed in Part IV, Item 14(a), Exhibit Numbers 2.1, 4.1, 10.1 through 10.21, inclusive, or 10.25 through 10.45, inclusive, of the 1999 Annual Report or Exhibits 10.1 through 10.5, inclusive, of the Form 10- Q for the quarter ended May 26, 2000 filed by the Company with the Commission or Exhibit 4.3 of the Registration Statement, (c) violate any court orders listed in the Officer's Certificate of Robert J. Katz, General Counsel of the Company, or (d) violate any Federal law of the United States or law of the State of New York applicable to the Company; provided, however, that for purposes of this paragraph (iv), such counsel may state that they express no opinion with respect to Federal or state securities laws, other antifraud laws and fraudulent transfer laws; provided, further, that such counsel may also state that insofar as performance by the Company of its obligations under the Underwriting Agreement and the Global Underwriting Agreements is concerned, they are expressing no opinion as to bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting creditors' rights;

                  (v) This Agreement and the Global Underwriting Agreements have been duly authorized, executed and delivered by the Company; and

                  (vi) The Company is not an "investment company", as such term is defined in the Investment Company Act.

         Such counsel shall also furnish you with a letter to the effect that, as counsel to the Company, they reviewed the Registration Statement and the Prospectus, participated in discussions with your representatives and those of the Company and its accountants and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder; between the date of the Prospectus and such Time of Delivery, such counsel participated in further discussions with your representatives and those of the Company and its accountants in which the contents of certain portions of the Prospectus and related matters were discussed and reviewed certain certificates of certain officers of the Company, an opinion and letter addressed to you from Gregory K. Palm, Esq. and a letter addressed to you from the Company's independent accountants; on the basis of the information that such counsel gained in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law and the experience such counsel have gained through their practice under the Act, they will confirm to you that, in such counsel's opinion, the Registration Statement and the Prospectus, as of the effective date of the Registration Statement, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; nothing that came to the attention of such counsel in the course of the procedures described in the second clause of this paragraph has caused such counsel to believe that the Prospectus, as of its date or as of such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Capital Stock" and "Underwriting" in the Prospectus insofar as they relate to provisions of documents therein described and those made under the caption "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock" in the Asia/Pacific and International versions of the Prospectus insofar as they relate to provisions of U.S. Federal tax law therein described; also, such counsel need express no opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement or the Prospectus; finally, such counsel may assume that any Rule 462(b) Registration Statement was filed with the Commission prior to the time that any confirmations of the sale of any of the Shares were sent or given to investors. In addition, such counsel shall state that they do not know of any litigation instituted or threatened against the Company that would be required to be disclosed in the Prospectus that is not so disclosed, provided, that such counsel may also state that they call to your attention that the Company has an internal legal department and that while such counsel represents the Company and its affiliates on a regular basis, such counsel's engagement has been limited to specific matters as to which it was consulted and, accordingly, such counsel's knowledge with respect to litigation instituted or threatened against the Company is limited; and that they do not know of any documents that are required to be filed as exhibits to the Registration Statement that are not so filed.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the general partner of Group L.P. and of the Company and its subsidiaries, certificates of public officials and other sources believed by such counsel to be responsible;

         (d) Gregory K. Palm, Esq., a General Counsel for the Company, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; and the Shares conform to the description of the Stock contained in the Prospectus;

                  (iii) Each of Goldman, Sachs & Co. and J. Aron & Company has been duly organized and is validly existing as a limited partnership and general partnership, respectively, in good standing under the laws of its jurisdiction of formation; and the general and limited partnership interests in Goldman, Sachs & Co. and the general partnership interests in J. Aron & Company have been duly and validly created and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that he believes that you and he are justified in relying upon such opinions and certificates);

                  (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which is reasonably likely to individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (v) This Agreement and the Global Underwriting Agreements have been duly authorized, executed and delivered by the Company;

                  (vi) The sale of the Shares being delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; provided, however, that, for the purposes of this paragraph (vi), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, and fraudulent transfer laws; provided, further, that insofar as the compliance by the Company with all of the provisions of this Agreement and the Global Underwriting Agreements and the consummation of the transactions herein and therein contemplated are concerned, such counsel need not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights;

                  (vii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States of America or the State of New York is required to be obtained or made by the Company for the sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the Global Underwriting Agreements, except the registration under the Act of the Shares, which has been made, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the Global Underwriters;

                  (viii) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the securities described therein, and under the caption "Underwriting", insofar as they purport to describe the provisions of the Federal laws of the United States and documents referred to therein, are accurate, complete and fair;

                  (ix) The Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data derived from the Company's accounting records, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although he does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsections
         (ii) and (viii) of this Section 7(d), he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data derived from the Company's accounting records, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data derived from the Company's accounting records, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial data derived from the Company's accounting records, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and he does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required. Such counsel may state that he assumes that any Rule 462(b) Registration Statement was filed with the Commission prior to the time that any confirmations of the sale of any of the Shares were sent or given to investors.

         In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel may also state that, insofar as such opinion involves factual matters, he has relied upon certificates of officers of the general partner of Group L.P. and of the Company and its subsidiaries and certificates of public officials and other sources believed by such counsel to be responsible. In addition, such counsel may state that he has examined, or has caused members of the Company's legal department to examine, such partnership records, certificates and other documents, and such questions of law, as he has considered necessary or appropriate for the purposes of such opinion;

         (e) Linklaters, United Kingdom counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) Goldman Sachs International has been duly incorporated and is validly existing as a private unlimited company under the laws of England; and

                  (ii) All of the issued shares of Goldman Sachs International have been duly and validly authorized and issued, are fully paid, and are owned by Goldman Sachs Holdings (U.K.), Goldman Sachs Investments Europe and Goldman Sachs (U.K.) L.L.C., which are themselves indirectly owned by the Company, free and clear from all liens, encumbrances, equities or claims.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Companies Act of England. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Company and certificates of public officials and other sources believed by such counsel to be responsible;

         (f) Cravath, Swaine & Moore, special counsel to Sumitomo Bank Capital Markets, Inc., as indicated in Schedule II hereto, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(e) hereto) dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) This Agreement and the Global Underwriting Agreements have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder;

                  (ii) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Global Underwriting Agreements in connection with the Shares to be sold by such Selling Stockholder hereunder or thereunder, except the registration under the Act of the Shares, which has been duly obtained and is in full force and effect, the filing of an amendment to such Selling Stockholder's Schedule 13D with respect to the Company and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the Global Underwriters;

                  (iii) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters or Global Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code; and

                  (iv) A Power of Attorney and Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware;

         (g) Robert A. Rabbino, counsel to Sumitomo Bank Capital Markets, Inc., as indicated in Schedule II hereto, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(f) hereto) dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The sale of the Shares to be sold by such Selling Stockholder hereunder and under the Global Underwriting Agreements and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Global Underwriting Agreements, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound, or to which any of the property or assets of such Selling Stockholder is subject, nor will such action result in any violation of the provisions of the organizational documents of such Selling Stockholder or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Stockholder or the property of such Selling Stockholder;

                  (ii) Immediately prior to such Time of Delivery such Selling Stockholder had good and valid title to the Shares to be sold at such Time of Delivery by such Selling Stockholder under this Agreement and the Global Underwriting Agreements, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder hereunder and thereunder; and

                  (iii) A Power of Attorney and Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms.

         In rendering such opinion, such counsel may state that he expresses no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware and in rendering the opinion in subparagraph (ii) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Stockholder, provided that such counsel shall state that he believes that you and he are justified in relying upon such certificate;

         (h) Cravath, Swaine & Moore, special counsel for Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, acting jointly as if they were one Selling Stockholder, as indicated in Schedule II hereto, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(g) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) This Agreement and the Global Underwriting Agreements have been duly executed and delivered by or on behalf of such Selling Stockholder;

                  (ii) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Global Underwriting Agreements in connection with the Shares to be sold by such Selling Stockholder hereunder or thereunder, except the registration under the Act of such Shares, which has been duly obtained and is in full force and effect, the filing of an amendment to such Selling Stockholder's Schedule 13D and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the Global Underwriters;

                  (iii) Good and valid title to such Shares, free and clear of all liens, encumbrances, equities or claims, has been transferred to each of the several Underwriters or Global Underwriters, as the case may be, who have purchased such Shares in good faith and without notice of any such lien, encumbrance, equity or claim or any other adverse claim within the meaning of the Uniform Commercial Code; and

                  (iv) A Power of Attorney and Custody Agreement have been duly executed and delivered by such Selling Stockholder and constitute valid and binding agreements of such Selling Stockholder in accordance with their terms.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States and the laws of the State of New York. Such counsel may also state that as to matters of law of the State of Hawaii, such counsel has relied on the opinion to you referred to in Section 7(i) below;

         (i) Watanabe, Ing & Kawashima, counsel for Kamehameha Activities Association and the Estate of Bernice Pauahi Bishop, acting jointly as if they were one Selling Stockholder, as indicated in Schedule II hereto, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(h) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) This Agreement and the Global Underwriting Agreements have been duly authorized, executed and delivered by or on behalf of such Selling Stockholder; and the sale of the Shares to be sold by such Selling Stockholder hereunder and thereunder and the compliance by such Selling Stockholder with all of the provisions of this Agreement, the Global Underwriting Agreements, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of the terms or provisions of, or constitute a default under, (i) the organizational or constituent documents of the Selling Stockholder,
         (ii) any statute, rule or regulation of any Hawaii governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder, (iii) to such counsel's knowledge, after due inquiry of the Selling Stockholder, any order of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property of the Selling Stockholder, or (iv) any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Kamehameha Activities Association is a party or by which Kamehameha Activities Association is bound, or to which any of the property or assets of Kamehameha Activities Association is subject as identified to such counsel by an officer of Kamehameha Activities Association as being all agreements or instruments that relate to over $1,000,000 of indebtedness or contain any limitation or restriction on transfers of securities by Kamehameha Activities Association;

                  (ii) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement and the Global Underwriting Agreements to be taken by the Selling Stockholder in connection with the Shares to be sold by such Selling Stockholder hereunder or thereunder, except such as may be required under Hawaii securities or Blue Sky laws in connection with the purchase and distribution of such Shares by the Underwriters or the Global Underwriters;

                  (iii) Immediately prior to the sale of the Shares to be sold by such Selling Stockholder under this Agreement and the Global Underwriting Agreements, such Selling Stockholder was the record and beneficial owner of the Shares to be sold at such Time of Delivery by such Selling Stockholder under this Agreement and the Global Underwriting Agreements, free and clear, to such counsel's knowledge, of adverse claims;

                  (iv) Assuming that the Shares to be sold by such Selling Stockholder and the certificate(s) therefor have been delivered to the several U.S. Underwriters, International Underwriters or Asia/Pacific Underwriters, as the case may be, registered in the names of such Underwriters (upon registration of transfer), or indorsed to such Underwriters or in blank, and such Underwriters acquire their interests in such Shares without notice of any adverse claim (within the meaning of section 8-105 of the Uniform Commercial Code), such Underwriters will acquire record and beneficial ownership of such Shares free and clear of adverse claims;

                  (v) Such Selling Stockholder has the power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholder under this Agreement and the Global Underwriting Agreements; and

                  (vi) A Power of Attorney and, in the case of Kamehameha Activities Association, a Custody Agreement have been duly authorized, executed and delivered by such Selling Stockholder and the Power of Attorney constitutes a valid and binding instrument of such Selling Stockholder in accordance with its terms subject to revocation upon written notice.

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of Hawaii and in rendering the opinion in subparagraph (iii) such counsel may rely upon a certificate of such Selling Stockholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on the Shares sold by such Selling Stockholder, provided that such counsel shall state that they believe that you and they are justified in relying upon such certificate. In addition, such counsel may also state that as to all matters of the laws of the

State of New York, such counsel is relying on the opinion to you referred to in
Section 7(h) hereof;

         (j) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

         (k) (i) Neither the Company nor any of its Significant Subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its Significant Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

         (l) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

         (m) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (n) The Shares to be sold by the Selling Stockholders at such Time of Delivery shall have been duly listed on the New York Stock Exchange;

         (o) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

         (p) The Company shall have furnished or caused to be furnished to you, and the Selling Stockholders shall have furnished to you, at such Time of Delivery, certificates of officers of the Company and of the Selling Stockholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Stockholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Stockholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (k) of this Section, and as to such other matters as you may reasonably request.

         8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

         (b) Each Selling Stockholder, severally and not jointly, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Stockholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that such Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided, further, that the liability of a Selling Stockholder pursuant to this subsection (b) shall not exceed the amount of net proceeds received by such Selling Stockholder from the sale of its Shares pursuant to this Agreement. For purposes of this Section 8(b), written information furnished to the Company by Kamehameha Activities Association expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto shall be deemed to include any written information furnished to the Company by the Estate of Bernice Pauahi Bishop for use in any of the foregoing.

         (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Stockholder against any losses, claims, damages or liabilities to which the Company or such Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company and each Selling Stockholder for any legal or other expenses reasonably incurred by the Company or such Selling Stockholder in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly after receipt by an indemnified party under subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought under this Section 8 (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders taken together on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders taken together on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus, and for purposes of the allocation of benefits under this sentence the Company shall be deemed to have received all of the benefits received by the Selling Stockholders. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no Selling Stockholder shall be required to contribute an amount that, together with any other payments made pursuant to this Section 8, exceeds the net proceeds received by such Selling Stockholder from the sale of its Shares pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (f) The obligations of the Company and the Selling Stockholders under this
Section 8 shall be in addition to any liability which the Company and the respective Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Selling Stockholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Selling Stockholders that you have so arranged for the purchase of such Shares, or the Selling Stockholders notify you that they have so arranged for the purchase of such Shares, you or the Selling Stockholders shall have the right to postpone a Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

      (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, then the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Selling Stockholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Selling Stockholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Stockholders, except for the expenses to be borne by the Company and the Selling Stockholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Stockholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Stockholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Stockholder, and shall survive delivery of and payment for the Shares.

      Anything herein to the contrary notwithstanding, the indemnity agreements of the Company in subsection (a) of Section 8 hereof, the representations and warranties in subsections (a)(ii), (a)(iii) and (a)(iv) of Section 1 hereof and any representation or warranty as to the accuracy of the Registration Statement or the Prospectus contained in any certificate furnished by the Company pursuant to Section 7 hereof, insofar as they may constitute a basis for indemnification for liabilities (other than payment by the Company of expenses incurred or paid in the successful defense of any action, suit or proceeding) arising under the Act, shall not extend to the extent of any interest therein of a controlling person of an Underwriter who is a director or officer who signed the Registration Statement or controlling person of the Company when the Registration Statement has become effective, except in each case to the extent that an interest of such character shall have been determined by a court of appropriate jurisdiction as not against public policy as expressed in the Act. Unless in the opinion of counsel for the Company the matter has been settled by controlling precedent, the Company will, if a claim for such indemnification is asserted, submit to a court of appropriate jurisdiction the question of whether such interest is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, none of the Company or the Selling Stockholders shall then be under any liability to any

Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any Shares are not delivered by or on behalf of the Selling Stockholders as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Stockholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives; and in all dealings with any Selling Stockholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Stockholder made or given by any or all of the Attorneys-in-Fact for such Selling Stockholder.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10004, Attention: Registration Department; if to any Selling Stockholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Stockholder at its address set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Stockholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Stockholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Stockholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us three counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Stockholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company and the Selling Stockholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

      Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Stockholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Stockholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                          Very truly yours,

                          The Goldman Sachs Group, Inc.

                          By: /s/ David A. Viniar
                              --------------------------------------------------
                              Name:   David A. Viniar
                              Title:  Chief Financial Officer


                          Sumitomo Bank Capital Markets, Inc.

                          By: /s/ Natsuo Okada
                              --------------------------------------------------
                              Name:   Natsuo Okada
                              Title:  President

                          Kamehameha Activities Association

                          By: /s/ Wallace G.K. Chin
                              --------------------------------------------------
                              Name:   Wallace G.K. Chin
                              Title:  President

                          The Trustees of the Estate of Bernice Pauahi
                          Bishop

                              /s/ Francis A. Keala
                              --------------------------------------------------

                              /s/ Constance H. Lau
                              --------------------------------------------------

                              /s/ David P. Coon
                              --------------------------------------------------

                                                      *
                              --------------------------------------------------
                                                 Bradley I. Abelow

                                                      *
                              --------------------------------------------------
                                                  Andrew M. Alper

                                                      *
                              --------------------------------------------------
                                               Armen A. Avanessians

                                                      *
                              --------------------------------------------------
                                                   David M. Baum

                                                      *
                              --------------------------------------------------
                                                   Ron E. Beller

                                                      *
                              --------------------------------------------------
                                                Milton R. Berlinski

                                                      *
                              --------------------------------------------------
                                                Lloyd C. Blankfein

                                                      *
                              --------------------------------------------------
                                                  David W. Blood

                                                      *
                              --------------------------------------------------
                                           The Daniel G. Brennan Family
                                                Limited Partnership


                                                      *
                              --------------------------------------------------
                                               Peter L. Briger, Jr.

                                                      *
                              --------------------------------------------------
                                                 Richard J. Bronks

                                                      *
                              --------------------------------------------------
                                               Lawrence R. Buchalter

                                                      *
                              --------------------------------------------------
                                              Christopher J. Carrera

                                                      *
                              --------------------------------------------------
                                                  Mary Ann Casati

                                                      *
                              --------------------------------------------------
                                                   Anahue Trust

                                                      *
                              --------------------------------------------------
                                                Zachariah Cobrinik

                                                      *
                              --------------------------------------------------
                                                   Gary D. Cohn

                                                      *
                              --------------------------------------------------
                                                Christopher A. Cole

                                                      *
                              --------------------------------------------------
                                                Carlos A. Cordeiro

                                                      *
                              --------------------------------------------------
                                                   Henry Cornell

                                                      *
                              --------------------------------------------------
                                                  Jon S. Corzine

                                                      *
                              --------------------------------------------------
                                               Frank L. Coulson, Jr.

                                                      *
                              --------------------------------------------------
                                                 Randolph L. Cowen

                                                      *
                              --------------------------------------------------
                                                Timothy D. Dattels

                                                      *
                              --------------------------------------------------
                                                   Gavyn Davies

                                                      *
                              --------------------------------------------------
                                                 David A. Dechman

                                                      *
                              --------------------------------------------------
                                              Robert V. Delaney, Jr.

                                                      *
                              --------------------------------------------------
                                               Alexander C. Dibelius

                                                      *
                              --------------------------------------------------
                                                  John O. Downing

                                                      *
                              --------------------------------------------------
                                                 C. Steven Duncker

                                                      *
                              --------------------------------------------------
                                                  Glenn P. Earle

                                                      *
                              --------------------------------------------------
                                                   Paul S. Efron

                                                      *
                              --------------------------------------------------
                                              Pieter Maarten Feenstra

                                                      *
                              --------------------------------------------------
                                                  Lawton W. Fitt

                                                      *
                              --------------------------------------------------
                                                   David B. Ford

                                                      *
                              --------------------------------------------------
                                                  Edward C. Forst

                                                      *
                              --------------------------------------------------
                                               Christopher G. French

                                                      *
                              --------------------------------------------------
                                                Richard A. Friedman

                                                      *
                              --------------------------------------------------
                                                  Joseph D. Gatto

                                                      *
                              --------------------------------------------------
                                                 Peter C. Gerhard

                                                      *
                              --------------------------------------------------
                                               Jeffrey B. Goldenberg

                                                      *
                              --------------------------------------------------
                                                Jacob D. Goldfield

                                                      *
                              --------------------------------------------------
                                                 Amy O. Goodfriend

                                                      *
                              --------------------------------------------------
                                                 Andrew M. Gordon

                                                      *
                              --------------------------------------------------
                                                 Geoffrey T. Grant

                                                      *
                              --------------------------------------------------
                                                 Joseph D. Gutman

                                                      *
                              --------------------------------------------------
                                                Robert S. Harrison

                                                      *
                              --------------------------------------------------
                                                 Thomas J. Healey

                                                      *
                              --------------------------------------------------
                                                 Sylvain M. Hefes

                                                      *
                              --------------------------------------------------
                                                  Vyrona Trust

                                                      *
                              --------------------------------------------------
                                                  David B. Heller

                                                      *
                              --------------------------------------------------
                                                   Mary C. Henry

                                                      *
                              --------------------------------------------------
                                            Jacquelyn M. Hoffman-Zehner

                                                      *
                              --------------------------------------------------
                                                   M. Blair Hull

                                                      *
                              --------------------------------------------------
                                                 Timothy J. Hunter

                                                      *
                              --------------------------------------------------
                                                    Fern Hurst

                                                      *
                              --------------------------------------------------
                                                  Robert J. Hurst

                                                      *
                              --------------------------------------------------
                                               Timothy J. Ingrassia

                                                      *
                              --------------------------------------------------
                                                Reuben Jeffery III

                                                      *
                              --------------------------------------------------
                                                Stefan J. Jentzsch

                                                      *
                              --------------------------------------------------
                                                  Barry A. Kaplan

                                                      *
                              --------------------------------------------------
                                                  Robert J. Katz

                                                      *
                              --------------------------------------------------
                                                 Kevin W. Kennedy

                                                      *
                              --------------------------------------------------
                                               Douglas W. Kimmelman

                                                      *
                              --------------------------------------------------
                                                Bradford C. Koenig

                                                      *
                              --------------------------------------------------
                                                Jonathan L. Kolatch

                                                      *
                              --------------------------------------------------
                                                 David G. Lambert

                                                      *
                              --------------------------------------------------
                                                Thomas D. Lasersohn

                                                      *
                              --------------------------------------------------
                                               Matthew G. L'Heureux

                                                      *
                              --------------------------------------------------
                                                Lawrence H. Linden

                                                      *
                              --------------------------------------------------
                                                 Robert Litterman

                                                      *
                              --------------------------------------------------
                                              Robert H. Litzenberger

                                                      *
                              --------------------------------------------------
                                                    James Lodas

                                                      *
                              --------------------------------------------------
                                                Jonathan M. Lopatin

                                                      *
                              --------------------------------------------------
                                                 Michael R. Lynch

                                                      *
                              --------------------------------------------------
                                                  Ronald G. Marks

                                                      *
                              --------------------------------------------------
                                                   Eff W. Martin

                                                      *
                              --------------------------------------------------
                                                  John P. McNulty

                                                      *
                              --------------------------------------------------
                                                   E. Scott Mead

                                                      *
                              --------------------------------------------------
                                                 T. Willem Mesdag

                                                      *
                              --------------------------------------------------
                                                  Eric M. Mindich

                                                      *
                              --------------------------------------------------
                                                 Steven T. Mnuchin

                                                      *
                              --------------------------------------------------
                                                 Karsten N. Moller

                                                      *
                              --------------------------------------------------
                                              The Karsten Moller and
                                             Barbara Kahn-Moller Trust

                                                      *
                              --------------------------------------------------
                                                 Thomas K. Montag

                                                      *
                              --------------------------------------------------
                                               Robert B. Morris III

                                                      *
                              --------------------------------------------------
                                                Michael P. Mortara

                                                      *
                              --------------------------------------------------
                                             Sharmin Mossavar-Rahmani

                                                      *
                              --------------------------------------------------
                                                  Edward A. Mule

                                                      *
                              --------------------------------------------------
                                               Thomas S. Murphy, Jr.

                                                      *
                              --------------------------------------------------
                                                    Avi M. Nash

                                                      *
                              --------------------------------------------------
                                                 Daniel M. Neidich

                                                      *
                              --------------------------------------------------
                                                  Kipp M. Nelson

                                                      *
                              --------------------------------------------------
                                                  Robin Neustein

                                                      *
                              --------------------------------------------------
                                              Suzanne M. Nora Johnson

                                                      *
                              --------------------------------------------------
                                               Michael E. Novogratz

                                                      *
                              --------------------------------------------------
                                                   Majix Limited

                                                      *
                              --------------------------------------------------
                                                Terence J. O'Neill

                                                      *
                              --------------------------------------------------
                                                Timothy J. O'Neill

                                                      *
                              --------------------------------------------------
                                              Donald C. Opatrny, Jr.

                                                      *
                              --------------------------------------------------
                                                 Robert J. O'Shea

                                                      *
                              --------------------------------------------------
                                                  Greg M. Ostroff

                                                      *
                              --------------------------------------------------
                                                  Robert J. Pace

                                                      *
                              --------------------------------------------------
                                                  Gregory K. Palm

                                                      *
                              --------------------------------------------------
                                                  Scott M. Pinkus

                                                      *
                              --------------------------------------------------
                                                  John J. Powers

                                                      *
                              --------------------------------------------------
                                                 Michael A. Price

                                                      *
                              --------------------------------------------------
                                                  Scott S. Prince

                                                      *
                              --------------------------------------------------
                                                 Stephen D. Quinn

                                                      *
                              --------------------------------------------------
                                                 Michael G. Rantz

                                                      *
                              --------------------------------------------------
                                                  Girish V. Reddy

                                                      *
                              --------------------------------------------------
                                               Arthur J. Reimers III

                                                      *
                              --------------------------------------------------
                                                James P. Riley, Jr.

                                                      *
                              --------------------------------------------------
                                                Simon M. Robertson

                                                      *
                              --------------------------------------------------
                                                  J. David Rogers

                                                      *
                              --------------------------------------------------
                                                  Emmanuel Roman

                                                      *
                              --------------------------------------------------
                                                    Rayas Trust

                                                      *
                              --------------------------------------------------
                                                Ralph F. Rosenberg

                                                      *
                              --------------------------------------------------
                                               Stuart M. Rothenberg

                                                      *
                              --------------------------------------------------
                                                Michael S. Rubinoff

                                                      *
                              --------------------------------------------------
                                                 Richard M. Ruzika

                                                      *
                              --------------------------------------------------
                                                  Jeri Lynn Ryan

                                                      *
                              --------------------------------------------------
                                                  Michael D. Ryan

                                                      *
                              --------------------------------------------------
                                                  Joseph Sassoon

                                                      *
                              --------------------------------------------------
                                                 Muneer A. Satter

                                                      *
                              --------------------------------------------------
                                                Jonathan S. Savitz

                                                      *
                              --------------------------------------------------
                                                   Peter Savitz

                                                      *
                              --------------------------------------------------
                                                Howard B. Schiller

                                                      *
                              --------------------------------------------------
                                                 Antoine Schwartz

                                                      *
                              --------------------------------------------------
                                                 Eric S. Schwartz

                                                      *
                              --------------------------------------------------
                                              Charles B. Seelig, Jr.

                                                      *
                              --------------------------------------------------
                                                 Steven M. Shafran

                                                      *
                              --------------------------------------------------
                                                Richard G. Sherlund

                                                      *
                              --------------------------------------------------
                                                Michael S. Sherwood

                                                      *
                              --------------------------------------------------
                                               Howard A. Silverstein

                                                      *
                              --------------------------------------------------
                                                   Dinakar Singh

                                                      *
                              --------------------------------------------------
                                              Christian J. Siva-Jothy

                                                      *
                              --------------------------------------------------
                                                   Cody J Smith

                                                      *
                              --------------------------------------------------
                                                 Jonathan S. Sobel

                                                      *
                              --------------------------------------------------
                                                  Marc A. Spilker

                                                      *
                              --------------------------------------------------
                                                 Daniel W. Stanton

                                                      *
                              --------------------------------------------------
                                                  Esta E. Stecher

                                                      *
                              --------------------------------------------------
                                                 Cathrine S. Steck

                                                      *
                              --------------------------------------------------
                                                 Fredric E. Steck

                                                      *
                              --------------------------------------------------
                                                   HJS2 Limited

                                                      *
                              --------------------------------------------------
                                                 Melalula Limited

                                                      *
                              --------------------------------------------------
                                                   Gene T. Sykes

                                                      *
                              --------------------------------------------------
                                                  Mark R. Tercek

                                                      *
                              --------------------------------------------------
                                                 Donald F. Textor

                                                      *
                              --------------------------------------------------
                                                John R. Tormondsen

                                                      *
                              --------------------------------------------------
                                                 Leslie C. Tortora

                                                      *
                              --------------------------------------------------
                                              John L. Townsend III

                                                      *
                              --------------------------------------------------
                                                  Byron D. Trott

                                                      *
                              --------------------------------------------------
                                                Robert B. Tudor III


                                                      *
                              --------------------------------------------------
                                                Malcolm B. Turnbull

                                                      *
                              --------------------------------------------------
                                            M.B. Turnbull Pty, Limited

                                                      *
                              --------------------------------------------------
                                                  John E. Urban

                                                      *
                              --------------------------------------------------
                                                   Lee G. Vance

                                                      *
                              --------------------------------------------------
                                                George H. Walker IV

                                                      *
                              --------------------------------------------------
                                               Thomas B. Walker III

                                                      *
                              --------------------------------------------------
                                                  Patrick J. Ward

                                                      *
                              --------------------------------------------------
                                               George W. Wellde, Jr.

                                                      *
                              --------------------------------------------------
                                              Kendrick R. Wilson III

                                                      *
                              --------------------------------------------------
                                                  Jon Winkelried

                                                      *
                              --------------------------------------------------
                                                  Steven J. Wisch

                                                      *
                              --------------------------------------------------
                                                 Richard E. Witten

                                                      *
                              --------------------------------------------------
                                               Tracy R. Wolstencroft

                                                      *
                              --------------------------------------------------
                                                     Danny Yee

                                                      *
                              --------------------------------------------------
                                                 Gregory H. Zehner

                                                      *
                              --------------------------------------------------
                                                 Joseph R. Zimmel

                                                      *
                              --------------------------------------------------
                                                   Barry Zubrow

                                                      *
                              --------------------------------------------------
                                                  Mark A. Zurack



*By:  /s/ John A. Thain
     -------------------------------------
      John A. Thain
      Attorney-in-Fact

Accepted as of the date hereof:

Goldman, Sachs & Co.


      /s/ Goldman, Sachs & Co.
     -------------------------------------
      (Goldman, Sachs & Co.)
      On behalf of each of the Underwriters